Fees Summary	Jun. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,247,936,000
Previously Paid Amount	0
Total Fee Amount	191,059.02
Total Offset Amount	0
Net Fee	$ 191,059.02